Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]

25.	Subsequent Events:

The Company has evaluated subsequent events that occurred after the balance sheet date but before the issuance of these consolidated financial statements and, where it was deemed necessary, appropriate disclosures have been made.

a)	As of January 1, 2012, the monthly lease payment with Waterfront S.A. was amended to EUR 25,000.
b)
On January 24, 2012, the Company received written notification from The Nasdaq Stock Market ("Nasdaq") indicating that because the market value of the publicly held shares ("MVPSH") of the Company's common stock for 30 consecutive business days, from December 6, 2011 to January 23, 2012, was below the minimum requirement of $5,000 for the continued listing on the Nasdaq Global Market, the Company is not in compliance with Nasdaq Listing Rule 5450(b)(1)(C). The applicable grace period to regain compliance is 180 days. On March 1, 2012, Nasdaq confirmed that the Company has regained such compliance.

c)	On January 31, 2012, the Company entered into an amendment of certain terms of its facilities' agreement with Marfin. See Note 11 for further details.
d)
On February 2, 2012, the Company announced the successful completion of the previously announced equity injection by four entities affiliated with members of the Restis family. In exchange of $10,000, the Company has issued an aggregate of 4,641,620 common shares to the four entities at a price of $2.15442, which was the average closing price of the five trading days preceding the execution of the purchase plan. Following the issuance of the shares, the Company has a total of 11,959,282 outstanding common shares. These shares would decrease net loss per share for 2011 by approximately $10.50 if they had been issued and outstanding for the entire year of 2011.

e)	On February 7, 2012, the Company entered into an amendment of certain terms of its loan facility by and among (inter alios) BET and Citibank. See Note 11 for further details.
f)
On February 9, 2012, the Company announced that it has signed a Memorandum of Agreement with an unaffiliated third party for the sale of its Handymax dry bulk carrier, the African Zebra, for a gross price of $4.1 million. The vessel was delivered to its new owners on February 15, 2012. The Company used $4.0 million from the proceeds of this sale to prepay part of the outstanding debt of this vessel. The sale will result in a book loss of approximately $2.4 million.